Exhibit 99.2

Earnings Release and Supplemental Information QUARTER ENDED DECEMBER 31, 2014 ®2015 CoreSite Realty Corporation, All Rights Reserved.

Overview Earnings Release 3 Company Profile 8 Summary of Financial Data 10 Financial Statements Consolidated Balance Sheets 11 Consolidated Statements of Operations 12 Reconciliations of Net Income to FFO, AFFO, EBITDA & Adjusted EBITDA 13 Operating Portfolio Operating Properties 14 Leasing Statistics 15 Geographic & Vertical Diversification 17 10 Largest Customers 18 Development Capital Expenditures & Completed Pre-Stabilized Projects 19 Development Summary 20 Capital Structure Market Capitalization & Debt Summary 21 Interest Summary & Debt Covenants 22 Components of Net Asset Value 23 2015 Guidance 24 Appendix 25 Table of Contents 2 Quarter Ended December 31, 2014

CORESITE REPORTS FOURTH-QUARTER REVENUE AND FFO PER SHARE GROWTH OF 18% AND 25% YEAR OVER YEAR, RESPECTIVELY

2014 FFO, excluding non-recurring items, increased 20% year over year to $2.18 per share

DENVER, CO – FEBRUARY 12, 2015

CoreSite Realty Corporation (NYSE:COR), a premier provider of secure, reliable, high-performance data center solutions across the US, today announced financial results for the fourth quarter ended December 31, 2014.

Quarterly Highlights

- Reported fourth-quarter funds from operations ("FFO") of $0.61 per diluted share and unit, representing 24.5% growth year over year
- Reported fourth-quarter total operating revenues of $72.5 million, representing an 18.0% increase year over year; data center revenues increased 18.9% year over year
- Executed 91,662 net rentable square feet of new and expansion turn-key data center leases representing $11.1 million of annualized GAAP rent at a rate of $121 per square foot
- Realized rent growth on signed renewals of 2.6% on a cash basis and 5.2% on a GAAP basis and recorded rental churn of 1.4%
- Commenced 34,009 net rentable square feet of new and expansion leases representing $4.9 million of annualized GAAP rent at a rate of $145 per square foot, increasing stabilized data center occupancy to 87.4%
- Opened VA2 with 100% of the first phase of turn-key capacity leased to a single anchor tenant whose lease commences in April 2015
- Increased quarterly common stock dividend by 20% to $0.42 per share; annual rate of $1.68 per share

Tom Ray, CoreSite's Chief Executive Officer, commented, "We are pleased to report continued execution of our business plan in the fourth quarter, delivering another quarter of solid revenue and earnings growth and finishing out 2014 as a strong year for CoreSite." Mr. Ray continued, "We finished 2014 and began 2015 with accelerating momentum, upon which we will continue to execute as we focus on capturing opportunities to grow organically in our existing markets."

Financial Results

CoreSite reported FFO attributable to shares and units of $29.0 million for the three months ended December 31, 2014, a 25.5% increase year over year and an increase of 11.9% sequentially. On a per diluted share and unit basis, FFO increased 24.5% to $0.61 for the three months ended December 31, 2014, as compared to $0.49 per diluted share and unit for the three months ended December 31, 2013. On a sequential basis, FFO per diluted share increased 10.9%.

Total operating revenues for the three months ended December 31, 2014, were $72.5 million, an 18.0% increase year over year and an increase of 2.8% sequentially. Data center revenues for the three months ended December 31, 2014, were $70.6 million, an 18.9% increase year over year and an increase of 3.1% sequentially. CoreSite reported net income attributable to common shares of $4.7 million, or $0.21 per diluted share.

Quarter Ended December 31, 2014

OVERVIEW | FINANCIAL STATEMENTS | OPERATING PORTFOLIO | DEVELOPMENT | CAPITAL STRUCTURE | COMPONENTS OF NAV | 2015 GUIDANCE | APPENDIX | 3

Sales Activity CoreSite executed 96 new and expansion turn-key data center leases representing $11.1 million of annualized GAAP rent during the fourth quarter, comprised of 91,662 NRSF at a weighted-average GAAP rate of $121 per NRSF. During the fourth quarter, CoreSite opened VA2 in Reston, Virginia, with the first phase of 44,036 NRSF of turn-key capacity leased to a single anchor tenant. CoreSite’s renewal leases signed in the fourth quarter totaled $6.7 million in annualized GAAP rent, comprised of 43,863 NRSF at a weighted average GAAP rate of $153 per NRSF, reflecting a 2.6% increase in rent on a cash basis and a 5.2% increase on a GAAP basis. The fourth-quarter rental churn rate was 1.4%. CoreSite’s fourth-quarter data center lease commencements totaled 34,009 NRSF at a weighted average GAAP rental rate of $145 per NRSF, which represents $4.9 million of annualized GAAP rent. Development Activity CoreSite had 92,173 NRSF of data center space under construction at VA2 in Reston, Virginia, at the end of the fourth quarter, comprised of Phase 1 and Phase 2 construction. This amount includes 44,036 NRSF associated with Phase 1 that was 100% leased as of December 31, 2014. As of December 31, 2014, CoreSite had incurred $77.5 million of the estimated $89.4 million required to complete these projects at VA2. During the fourth quarter, CoreSite began construction on Phase 2 at NY2, comprising 49,050 NRSF expected to be delivered in the second quarter of 2015. As of December 31, 2014, CoreSite had incurred $2.3 million of the estimated $21.3 million required to complete this project. Additionally, CoreSite had 28,587 NRSF of turn-key data center capacity under construction at three locations as of December 31, 2014, across the Company’s existing facilities at BO1 (Boston), DE1 (Denver), and CH1 (Chicago). As of December 31, 2014, CoreSite had incurred $1.4 million of the estimated $18.0 million required to complete these projects. Balance Sheet and Liquidity As of December 31, 2014, CoreSite had $318.5 million of total long-term debt, correlating to 2.2 times fourth-quarter annualized adjusted EBITDA, and $433.5 million of long-term debt and preferred stock, correlating to 3.0 times fourth-quarter annualized adjusted EBITDA. At quarter end, CoreSite had $10.7 million of cash available on its balance sheet and $179.2 million of capacity available under its revolving credit facility. Quarter Ended December 31, 2014 4 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX Quarter Ended December 31, 2014 Quarter Ended December 31, 2014

Dividend On December 8, 2014, CoreSite announced a 20% increase in its quarterly dividend to $0.42 per share of common stock and common stock equivalents for the fourth quarter of 2014. The increased dividend reflects an annualized dividend rate of $1.68 per share, compared to the prior annualized dividend rate of $1.40 per share. The fourth-quarter common stock dividend was paid on January 15, 2015, to shareholders of record on December 31, 2014. CoreSite also announced on December 8, 2014, a dividend of $0.4531 per share of Series A preferred stock for the period October 15, 2014, to January 14, 2015. The preferred dividend was paid on January 15, 2015, to shareholders of record on December 31, 2014. 2015 Guidance CoreSite is introducing its 2015 guidance of FFO per diluted share and unit in the range of $2.55 to $2.65. More detail regarding the assumptions underpinning the 2015 annual guidance can be found on page 24 of the fourth-quarter 2014 earnings supplemental. In addition, the company’s estimate of 2015 net income attributable to common shares is $0.75 to $0.85 per diluted share, with the difference between FFO and net income being real estate depreciation and amortization. This outlook is predicated on current economic conditions, internal assumptions about CoreSite’s customer base, and the supply and demand dynamics of the markets in which CoreSite operates. The guidance does not include the impact of any future financing, investment or disposition activities, beyond what has already been disclosed. Upcoming Conferences and Events CoreSite will participate in Citi’s 2015 Global Property CEO Conference on March 2, 2015, at The Diplomat Resort & Spa in Hollywood, Florida. Quarter Ended December 31, 2014 5 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX 2014 Quarter Ended December 31, 2014

Conference Call Details CoreSite will host a conference call on February 12, 2015, at 12:00 p.m., Eastern time (10:00 a.m., Mountain Time), to discuss its financial results, current business trends and market conditions. The call can be accessed live over the phone by dialing 877-407-3982 for domestic callers or 201-493-6780 for international callers. A replay will be available shortly after the call and can be accessed by dialing 877-870-5176 for domestic callers or 858-384-5517 for international callers. The passcode for the replay is 13598544. The replay will be available until February 19, 2015. Interested parties may also listen to a simultaneous webcast of the conference call by logging on to CoreSite’s website at www.CoreSite.com and clicking on the “Investors” link. The on-line replay will be available for a limited time beginning immediately following the call. About CoreSite CoreSite Realty Corporation (NYSE:COR) delivers secure, reliable, high-performance data center solutions across eight key North American markets. More than 800 of the world’s leading enterprises, network operators, cloud providers, and supporting service providers choose CoreSite to connect, protect and optimize their performance-sensitive data, applications and computing workloads. Our scalable, flexible solutions and 350+ dedicated employees consistently deliver unmatched data center options -- all of which leads to a best-in-class customer experience and lasting relationships. For more information, visit www.CoreSite.com. CoreSite Investor Relations Contact Greer Aviv | CoreSite Investor Relations Director +1 303.405.1012 | +1 303.222.7276 Greer.Aviv@CoreSite.com Quarter Ended December 31, 2014 6 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX 2014 Quarter Ended December 31, 2014

Forward Looking Statements This earnings release and accompanying supplemental information may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond CoreSite’s control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. These risks include, without limitation: the geographic concentration of the company’s data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; fluctuations in interest rates and increased operating costs; difficulties in identifying properties to acquire and completing acquisitions; significant industry competition; the company’s failure to obtain necessary outside financing; the company’s failure to qualify or maintain its status as a REIT; financial market fluctuations; changes in real estate and zoning laws and increases in real property tax rates; and other factors affecting the real estate industry generally. All forward-looking statements reflect the company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Quarter Ended December 31, 2014 7 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX 2014 Quarter Ended December 31, 2014

Company Profile


NY2

CoreSite delivers secure, reliable, high-performance data center solutions across eight key North American markets.


SILICON VALLEY
SV1 SV3 SV5
SV2 SV4
LOS ANGELES
LA1 LA2
DENVER
HQ DE1 DE2
CHICAGO
CH1
BOSTON
BO1
NEW YORK
NY1 NY2
N VIRGINIA/DC
VA1 DC1
VA2
MIAMI
MI1

Quarter Ended December 31, 2014

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8

Company Profile Secure, Reliable and Compliant Six 9s uptime for four consecutive years Physical security standards enable regulatory compliance requirements Payment Card Industry certification Rigorous internal security training Operational excellence in security and environmental controls Scalable Newest data centers, NY2 and VA2, located in Secaucus, NJ, and Reston, VA 17 operating data centers in eight of the US’ largest commercial and data center markets 2.5+ million gross square feet Ability to nearly double data center footprint on land and buildings currently owned High-Performance Cloud-enabled, network-rich data center campuses Over 275 network service providers supported by robust IX services to key public clouds 15,000+ cross-connects Enabling enterprise with support ecosystems Best-in-Class Customer Experience 350+ professionals with dedicated industry expertise Experienced and committed operations and facility personnel Dedicated implementation resources to ensure a seamless onboarding process 24/7 customer support and remote hands 9 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX VA2 2014 Quarter Ended December 31, 2014

Summary of Financial Data

(in thousands, except per share and NRSF data)

	Three Months Ended			Year Ended	
Summary of Results	**December 31, 2014**	**September 30, 2014**	**December 31, 2013**	**December 31, 2014**	**December 31, 2013**
Operating revenues	$ 72,492	$ 70,515	$ 61,440	$ 272,420	$ 234,833
Data center revenues	70,632	68,499	59,408	264,578	226,992
Net income	12,306	8,990	9,029	40,052	31,612
Net income attributable to common shares	4,664	3,147	3,135	14,427	10,503
Funds from operations (FFO) to shares and units	28,981	25,894	23,090	104,461	85,314
Adjusted funds from operations (AFFO)	23,143	19,111	19,385	83,189	78,061
EBITDA	36,107	31,286	26,891	126,117	100,455
Adjusted EBITDA	36,258	32,853	28,324	133,281	107,754
Per share - diluted:					
Net income attributable to common shares	$ 0.21	$ 0.14	$ 0.15	$ 0.66	$ 0.49
FFO per common share and OP unit	$ 0.61	$ 0.55	$ 0.49	$ 2.22	$ 1.82

	As of				
	December 31, 2014	**September 30, 2014**	**June 30, 2014**	**March 31, 2014**	**December 31, 2013**
Dividend Activity					
Dividends declared per share and OP unit	$ 0.42	$ 0.35	$ 0.35	$ 0.35	$ 0.35
AFFO payout ratio	85.4%	86.2%	76.2%	84.4%	84.4%
Operating Portfolio Statistics					
Operating data center properties	17	16	16	16	16
Stabilized operating data center NRSF	1,323,210	1,334,914	1,326,332	1,326,332	1,327,205
Stabilized data center NRSF occupied	1,156,486	1,153,345	1,132,894	1,101,305	1,084,444
Stabilized data center % occupied	87.4%	86.4%	85.4%	83.0%	81.7%
Turn-Key Data Center Same Store Statistics					
MRR per Cabinet Equivalent	$ 1,478	$ 1,447	$ 1,405	$ 1,399	$ 1,379
Data center NRSF % occupied	81.7%	80.1%	79.8%	76.2%	74.6%
Market Capitalization, Debt & Preferred Stock					
Total enterprise value	$ 2,273,458	$ 1,967,868	$ 1,945,279	$ 1,831,690	$ 1,852,319
Total debt outstanding	318,500	305,250	276,750	260,000	232,500
Total debt and preferred stock outstanding	433,500	420,250	391,750	375,000	347,500
Debt to:					
Annualized Adjusted EBITDA	2.2x	2.3x	2.0x	2.2x	2.1x
Undepreciated book value of total assets	24.7%	24.2%	22.3%	21.6%	19.8%
Debt & Preferred Stock to:					
Annualized Adjusted EBITDA	3.0x	3.2x	2.9x	3.1x	3.1x
Undepreciated book value of total assets	33.6%	33.3%	31.5%	31.1%	29.6%

Quarter Ended December 31, 2014

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10

Consolidated Balance Sheets (in thousands) 11 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX Consolidated Balance Sheets (in thousands)  December 31, 2014 December 31, 2013 Assets: Investments in real estate: Land $ 78,983 $ 78,983 Building and improvements 888,966 812,225 968,324 891,208 Less: Accumulated depreciation and amortization (215,978) (155,704) Net investment in operating properties 751,971 735,504 Construction in progress 178,599 157,317 Net investments in real estate 930,570 892,821 Cash and cash equivalents 10,662 5,313 Accounts and other receivables, net 10,290 10,339 Lease intangibles, net 7,112 11,028 Goodwill 41,191 41,191 Other assets 75,600 55,802  Total assets $ 1,075,425 $ 1,016,494  Liabilities and equity: Liabilities Revolving credit facility $ 218,500 $ 174,250 Senior unsecured term loan 100,000 - Mortgage loan payable - 58,250 Accounts payable and accrued expenses 42,463 48,978 Accrued dividends and distributions 22,355 18,804 Deferred rent payable 8,985 9,646 Acquired below-market lease contracts, net 5,576 6,681 Unearned revenue, prepaid rent and other liabilities 19,205 11,578 Total liabilities 417,084 328,187  Stockholders' equity Series A cumulative preferred stock 115,000 115,000 Common stock, par value $0.01 212 209 Additional paid-in capital 275,038 267,465 Accumulated other comprehensive loss (125) - Distributions in excess of net income (67,538) (50,264) Total stockholders' equity 322,587 332,410 Noncontrolling interests 335,754 355,897 Total equity 658,341 688,307  Total liabilities and equity $ 1,075,425 $ 1,016,494 2014 Quarter Ended December 31, 2014

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended			Year Ended	
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operating revenues:					
Data center revenue:					
Rental revenue	$ 39,142	$ 38,315	$ 33,988	$ 149,294	$ 131,080
Power revenue	19,963	18,687	15,669	71,227	59,663
Interconnection revenue	9,536	9,169	7,866	35,355	28,932
Tenant reimbursement and other	1,991	2,328	1,885	8,702	7,317
Total data center revenue	70,632	68,499	59,408	264,578	226,992
Office, light-industrial and other revenue	1,860	2,016	2,032	7,842	7,841
Total operating revenues	72,492	70,515	61,440	272,420	234,833
Operating expenses:					
Property operating and maintenance	20,253	20,043	17,247	75,119	64,260
Real estate taxes and insurance	2,519	3,073	1,708	7,578	8,458
Depreciation and amortization	22,422	20,914	17,151	80,722	65,785
Sales and marketing	3,413	3,806	3,474	14,554	14,405
General and administrative	6,260	7,145	7,092	27,842	27,317
Rent	5,148	5,113	5,028	20,397	19,659
Impairment of internal-use software	-	-	-	1,959	-
Transaction costs	-	49	-	62	279
Total operating expenses	60,015	60,143	51,700	228,233	200,163
Operating income	12,477	10,372	9,740	44,187	34,670
Gain on land disposal	1,208	-	-	1,208	-
Interest income	1	1	14	6	32
Interest expense	(1,362)	(1,361)	(759)	(5,311)	(2,689)
Income before income taxes	12,324	9,012	8,995	40,090	32,013
Income tax (expense) benefit	(18)	(22)	34	(38)	(401)
Net income	12,306	8,990	9,029	40,052	31,612
Net income attributable to noncontrolling interests	5,557	3,759	3,809	17,287	12,771
Net income attributable to CoreSite Realty Corporation	6,749	5,231	5,220	22,765	18,841
Preferred stock dividends	(2,085)	(2,084)	(2,085)	(8,338)	(8,338)
Net income attributable to common shares	$ 4,664	$ 3,147	$ 3,135	$ 14,427	$ 10,503
Net income per share attributable to common shares:					
Basic	$ 0.22	$ 0.15	$ 0.15	$ 0.68	$ 0.50
Diluted	$ 0.21	$ 0.14	$ 0.15	$ 0.66	$ 0.49
Weighted average common shares outstanding:					
Basic	21,303,795	21,214,825	20,924,624	21,161,614	20,826,622
Diluted	21,794,138	21,708,759	21,492,301	21,740,707	21,503,212

Quarter Ended December 31, 2014

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Reconciliations of Net Income to FFO, AFFO, EBITDA and Adjusted EBITDA

(in thousands, except per share data)

Reconciliation of Net Income to FFO

	Three Months Ended			Year Ended	
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Net income	$ 12,306	$ 8,990	$ 9,029	$ 40,052	$ 31,612
Real estate depreciation and amortization	19,968	18,988	16,146	73,955	62,040
Gain on land disposal	(1,208)	-	-	(1,208)	-
FFO	$ 31,066	$ 27,978	$ 25,175	$ 112,799	$ 93,652
Preferred stock dividends	(2,085)	(2,084)	(2,085)	(8,338)	(8,338)
FFO available to common shareholders and OP unit holders	$ 28,981	$ 25,894	$ 23,090	$ 104,461	$ 85,314
Weighted average common shares outstanding - diluted	21,794	21,709	21,492	21,741	21,503
Weighted average OP units outstanding - diluted	25,361	25,361	25,361	25,361	25,356
Total weighted average shares and units outstanding - diluted	47,155	47,070	46,853	47,102	46,859
FFO per common share and OP unit - diluted	$ 0.61	$ 0.55	$ 0.49	$ 2.22	$ 1.82

Reconciliation of FFO to AFFO

	Three Months Ended			Year Ended	
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FFO available to common shareholders and OP unit holders	$ 28,981	$ 25,894	$ 23,090	$ 104,461	$ 85,314
Adjustments:					
Amortization of deferred financing costs	420	448	446	1,897	1,739
Non-cash compensation	1,359	1,518	1,433	6,125	6,770
Non-real estate depreciation and amortization	2,454	1,926	1,005	6,767	3,745
Straight-line rent adjustment	(1,390)	(1,709)	(304)	(4,913)	(1,274)
Amortization of above and below-market leases	(118)	(256)	(152)	(556)	(823)
Impairment of internal-use software	-	-	-	1,959	-
Recurring capital expenditures	(254)	(1,125)	(1,612)	(4,429)	(5,420)
Tenant improvements	(1,059)	(666)	(2,074)	(4,512)	(6,292)
Capitalized leasing costs	(7,250)	(6,919)	(2,447)	(23,610)	(5,698)
AFFO available to common shareholders and OP unit holders	$ 23,143	$ 19,111	$ 19,385	$ 83,189	$ 78,061

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three Months Ended			Year Ended	
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Net income	$ 12,306	$ 8,990	$ 9,029	$ 40,052	$ 31,612
Adjustments:					
Interest expense, net of interest income	1,361	1,360	745	5,305	2,657
Income tax (benefit) expense	18	22	(34)	38	401
Depreciation and amortization	22,422	20,914	17,151	80,722	65,785
EBITDA	$ 36,107	$ 31,286	$ 26,891	$ 126,117	$ 100,455
Non-cash compensation	1,359	1,518	1,433	6,125	6,770
Gain on land disposal	(1,208)	-	-	(1,208)	-
Transaction costs / litigation	-	49	-	288	529
Impairment of internal-use software	-	-	-	1,959	-
Adjusted EBITDA	$ 36,258	$ 32,853	$ 28,324	$ 133,281	$ 107,754

Quarter Ended December 31, 2014

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13

Operating Properties

		Data Center Operating NRSF								
		Stabilized		Pre-Stabilized		Total				
Market/Facilities	Annualized Rent ($000)[1]	Total	Percent Occupied[2]	Total	Percent Occupied	Total	Percent Occupied[2]	NRSF Under Construction[3]	Held for Development NRSF	Total NRSF
Los Angeles										
One Wilshire Campus										
LA1*	$ 25,007	139,053	82.2 %	-	- %	139,053	82.2 %	-	-	139,053
LA2	18,296	161,911	84.0	63,002	34.9	224,913	70.2	-	199,978	424,891
Los Angeles Total	**43,303**	**300,964**	**83.1**	**63,002**	**34.9**	**363,966**	**74.8**	**-**	**199,978**	**563,944**
San Francisco Bay										
SV1	6,731	84,045	83.5	-	-	84,045	83.5	-	-	84,045
SV2	8,142	76,676	88.2	-	-	76,676	88.2	-	-	76,676
Santa Clara Campus	27,128	237,316	96.3	14,857	37.1	252,173	92.8	-	210,000	462,173
San Francisco Bay Total	**42,001**	**398,037**	**92.1**	**14,857**	**37.1**	**412,894**	**90.1**	**-**	**210,000**	**622,894**
Northern Virginia										
VA1	23,589	201,719	81.4	-	-	201,719	81.4	-	-	201,719
VA2	-	-	-	-	-	-	-	92,173	96,274	188,447
DC1*	3,023	22,137	88.8	-	-	22,137	88.8	-	-	22,137
Northern Virginia Total	**26,612**	**223,856**	**82.1**	**-**	**-**	**223,856**	**82.1**	**92,173**	**96,274**	**412,303**
Boston										
BO1	13,791	166,026	98.2	-	-	166,026	98.2	15,149	72,501	253,676
Chicago										
CH1	12,857	146,463	87.3	20,240	28.1	166,703	80.1	11,704	-	178,407
New York										
NY1*	5,475	48,404	68.7	-	-	48,404	68.7	-	-	48,404
NY2	2,561	-	-	52,692	51.9	52,692	51.9	49,050	146,036	247,778
New York Total	**8,036**	**48,404**	**68.7**	**52,692**	**51.9**	**101,096**	**59.9**	**49,050**	**146,036**	**296,182**
Miami										
MI1	1,807	30,176	81.2	-	-	30,176	81.2	-	13,154	43,330
Denver										
DE1*	994	4,144	100.0	-	-	4,144	100.0	1,734	-	5,878
DE2*	306	5,140	65.3	-	-	5,140	65.3	-	-	5,140
Denver Total	**1,300**	**9,284**	**80.8**	**-**	**-**	**9,284**	**80.8**	**1,734**	**-**	**11,018**
Total Data Center Facilities	**$ 149,707**	**1,323,210**	**87.4 %**	**150,791**	**40.1 %**	**1,474,001**	**82.6 %**	**169,810**	**737,943**	**2,381,754**
Office & Light-Industrial	6,939	347,120	77.5	-	-	347,120	77.5	-	-	347,120
Total Portfolio	**$ 156,646**	**1,670,330**	**85.3 %**	**150,791**	**40.1 %**	**1,821,121**	**81.6 %**	**169,810**	**737,943**	**2,728,874**

* Indicates properties in which we hold a leasehold interest.

(1) On a gross basis, our total portfolio annualized rent was approximately $161.8 million as of December 31, 2014, which reflects the addition of $5.2 million in operating expense reimbursements to contractual net rent under modified gross and triple-net leases.

(2) Includes customer leases that have commenced and are occupied as of December 31, 2014. If all leases signed during the current and prior periods had commenced, the percent occupied would have been as follows:

Percent Leased	Stabilized	Pre-Stabilized	Total
Total Data Center Facilities	89.7%	52.2%	85.9%
Total Portfolio	87.3%	52.2%	84.4%

(3) VA2 Phase 1, which is 44,036 NRSF under development, is 100% leased to a single customer as of December 31, 2014. The customer lease is anticipated to commence on April 1, 2015.

See Appendix for definitions.

Quarter Ended December 31, 2014

OVERVIEW | FINANCIAL STATEMENTS | OPERATING PORTFOLIO | DEVELOPMENT | CAPITAL STRUCTURE | COMPONENTS OF NAV | 2015 GUIDANCE | APPENDIX | 14

Leasing Statistics

Data Center Leasing Activity

	Leasing Activity Period	Number of Leases[1]	GAAP Annualized Rent (000's)	Total Leased NRSF	GAAP Annualized Rent per Leased NRSF		Rental Churn Rate	Cash Rent Growth	GAAP Rent Growth
New/expansion leases commenced	**FY 2014**	**466**	**$ 22,924**	**167,735**	**$ 137**				
	Q4 2014	**106**	**4,943**	**34,009**	**145**				
	Q3 2014	115	6,066	45,014	135				
	Q2 2014	126	8,152	60,587	135				
	Q1 2014	119	3,763	28,125	134				
	Q4 2013	109	4,808	116,052	41	(2)			
New/expansion leases signed	**FY 2014**	**466**	**$ 33,189**	**244,477**	**$ 136**	(3)			
	Q4 2014	**96**	**11,075**	**91,662**	**121**	(3)			
	Q3 2014	118	7,607	54,123	141				
	Q2 2014	121	9,368	58,909	159				
	Q1 2014	131	5,139	39,783	129				
	Q4 2013	122	3,472	26,276	132				
Renewal leases signed	**FY 2014**	**352**	**$ 29,327**	**163,306**	**$ 180**		**5.6%**	**2.9%**	**8.6%**
	Q4 2014	**78**	**6,705**	**43,863**	**153**		**1.4%**	**2.6%**	**5.2%**
	Q3 2014	123	12,078	55,262	219		1.2%	3.0%	10.6%
	Q2 2014	77	7,009	41,890	167		1.8%	2.1%	8.1%
	Q1 2014	74	3,535	22,291	159		1.2%	4.7%	9.4%
	Q4 2013	59	6,816	50,513	135		1.9%	3.5%	14.3%

(1) Number of leases represents each agreement with a customer; a lease agreement could include multiple spaces and a customer could have multiple leases.

(2) The GAAP annualized rent per leased NRSF for new/expansion leases commenced in Q4 2013 includes a 101,721 NRSF built-to-suit lease. Excluding this lease, the GAAP annualized rent per leased NRSF for new/expansion leases commenced in Q4 2013 would have been $116.

(3) During Q4 2014, we signed a 44,036 NRSF lease with a single customer for the entire VA2 Phase 1 facility under construction as of December 31, 2014.

MRR per Cabinet Equivalent (Turn-key Data Center Same Store)



$1,500
$1,450
$1,400
$1,350
$1,300
$1,379
6.8% y-o-y
$1,399
7.2% y-o-y
$1,405
7.7% y-o-y
$1,447
7.0% y-o-y
$1,478
7.1% y-o-y
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14

Quarter Ended December 31, 2014

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15

Leasing Statistics

Lease Distribution *(total portfolio, including total data center and office and light-industrial "OLI")*

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Operating NRSF of Leases	Percentage of Total Operating NRSF	Annualized Rent ($000)	Percentage of Total Annualized Rent
Unoccupied colocation	-	- %	256,753	14.1 %	$ -	- %
Unoccupied OLI	-	-	78,226	4.3	-	-
Colocation NRSF:						
5,000 or less	1,449	90.8	489,774	26.8	79,557	50.8
5,001 - 10,000	24	1.5	163,274	9.0	22,429	14.3
10,001 - 25,000	15	0.9	204,975	11.3	29,872	19.1
Greater than 25,000	2	0.1	63,545	3.5	7,600	4.9
Powered shell	13	0.8	295,680	16.3	10,249	6.5
OLI	94	5.9	268,894	14.7	6,939	4.4
Portfolio Total	**1,597**	**100.0 %**	**1,821,121**	**100.0 %**	**$ 156,646**	**100.0 %**

Lease Expirations *(total portfolio, including total data center and office and light-industrial "OLI")*

Year of Lease Expiration	Number of Leases Expiring[1]	Total Operating NRSF of Expiring Leases	Percentage of Total Operating NRSF	Annualized Rent ($000)	Percentage of Total Annualized Rent	Annualized Rent Per Leased NRSF	Annualized Rent at Expiration ($000)[2]	Annualized Rent Per Leased NRSF at Expiration
Unoccupied colocation	-	256,753	14.1 %	$ -	- %	$ -	$ -	$ -
Unoccupied OLI	-	78,226	4.3	-	-	-	-	-
2015	599	231,820	12.7	35,858	22.9	155	37,042	160
2016	382	223,197	12.3	32,537	20.8	146	35,253	158
2017	334	219,839	12.1	37,466	23.9	170	41,159	187
2018	82	172,418	9.5	18,405	11.7	107	21,511	125
2019	70	142,020	7.8	9,982	6.4	70	16,132	114
2020-Thereafter	36	227,954	12.5	15,459	9.9	68	22,846	100
OLI [3]	94	268,894	14.7	6,939	4.4	26	6,945	26
Portfolio Total / Weighted Average	**1,597**	**1,821,121**	**100.0 %**	**$ 156,646**	**100.0 %**	**$ 105**	**$ 180,888**	**$ 122**

(1) Includes leases that upon expiration will automatically be renewed, primarily on a month-to-month basis. Number of leases represents each agreement with a customer; a lease agreement could include multiple spaces and a customer could have multiple leases.

(2) Represents the final monthly contractual rent under existing customer leases as of December 31, 2014, multiplied by 12. This amount reflects total annualized base rent before any one-time or non-recurring rent abatements and excludes operating expense reimbursement, power revenue and interconnection revenue.

(3) The office and light-industrial leases are scheduled to expire as follows:

Year	NRSF of Expiring Leases	Annualized Rent ($000)
2015	41,325	$ 745
2016	60,225	1,401
2017	8,649	219
2018	4,207	119
2019	4,698	143
2020-Thereafter	149,790	4,312
Total OLI	**268,894**	**$ 6,939**

Quarter Ended December 31, 2014

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Geographic and Vertical Diversification Geographic Diversification Vertical Diversification 17 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX Percentage of Total Data Metropolitan Market Center Annualized Rent Los Angeles 28.9 % San Francisco Bay 28.0 Northern Virginia 17.8 Boston 9.2 Chicago 8.6 New York 5.4 Miami 1.2 Denver 0.9 Total 100.0 % Percentage of Total Data  Vertical Center Annualized Rent  Enterprise:   Digital Content & Multimedia 27.4 %  SI & MSP 12.3   Other Enterprise 12.0  Total Enterprise 51.7  Networks & Mobility 24.4  Cloud 23.9  Total 100.0% 2014 Quarter Ended December 31, 2014

10 Largest Customers

10 Largest Customers *(total portfolio, including data center and office and light-industrial)*

	Customer Industry	CoreSite Vertical	Number of Locations	Total Occupied NRSF	Percentage of Total Operating NRSF[1]	Annualized Rent ($000)	Percentage of Total Annualized Rent[2]	Weighted Average Remaining Lease Term in Months[3]
1	Technology	Enterprise - Digital Content	4	41,811	2.3 %	$ 10,692	6.8 %	22
2	Technology	Cloud	8	142,687	7.8	10,089	6.4	55
3	Technology	Enterprise - SI & MSP	3	53,014	2.9	6,758	4.3	32
4	Technology	Enterprise - Digital Content	10	65,687	3.6	5,932	3.8	10
5	Government*	Enterprise - Other	1	130,960	7.2	3,906	2.5	84
6	Technology	Cloud	1	28,923	1.6	3,884	2.5	46
7	Financial[4]	Enterprise - Other	2	12,188	0.7	3,130	2.0	116
8	Technology	Enterprise - SI & MSP	1	6,417	0.4	2,646	1.7	25
9	Managed Services	Enterprise - SI & MSP	1	23,663	1.3	2,381	1.5	99
10	Government	Enterprise - Other	2	16,769	0.9	2,373	1.6	54
	Total/Weighted Average			**522,119**	**28.7 %**	**$ 51,791**	**33.1 %**	**46**

* Denotes customer using space for general office purposes.

(1) Represents the customer's total occupied square feet divided by the total operating NRSF in the portfolio which, as of December 31, 2014, consisted of 1,821,121 NRSF.

(2) Represents the customer's total annualized rent divided by the total annualized rent in the portfolio as of December 31, 2014, which was approximately $156.6 million.

(3) Weighted average based on percentage of total annualized rent expiring calculated as of quarter-end.

(4) Customer's lease term includes auto renewal provisions at the end of years four and six, which the customer may opt out of by paying termination fees of $0.4 million and $0.3 million, respectively.

Quarter Ended December 31, 2014

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18

Capital Expenditures & Completed Pre-Stabilized Projects

(in thousands, except NRSF data)

Capital Expenditures and Repairs and Maintenance

	Three Months Ended				
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Data center expansion[(1)]	$ 19,147	$ 14,166	$ 32,082	$ 18,917	$ 46,574
Non-recurring investments[(2)]	1,838	2,304	2,671	5,714	9,330
Tenant improvements	1,059	666	1,579	1,208	2,074
Recurring capital expenditures[(3)]	254	1,125	1,377	1,673	1,612
Total capital expenditures	**$ 22,298**	**$ 18,261**	**$ 37,709**	**$ 27,512**	**$ 59,590**
Repairs and maintenance expense[(4)]	**$ 2,485**	**$ 2,186**	**$ 2,600**	**$ 2,284**	**$ 2,665**

(1) Data center expansion capital expenditures include new data center construction, development projects adding capacity to existing data centers and other revenue generating investments.

(2) Non-recurring investments include upgrades to existing data center or office space and company-wide improvements that are ancillary to revenue generation such as internal system development and system-wide security upgrades, which have a future economic benefit.

(3) Recurring capital expenditures include required equipment upgrades within our operating portfolio, which have a future economic benefit.

(4) Repairs and maintenance expense is classified within property operating and maintenance expense in the consolidated statement of operations. These expenditures represent recurring maintenance contracts and repairs to operating equipment necessary to maintain current operations.

Completed Pre-Stabilized Projects

Projects/Facilities	Metropolitan Area	Completion	NRSF	Cost	Percent Leased[(1)]	Percent Occupied
LA2	Los Angeles	Mar 2013	8,122	$ 871	43.6 %	43.6 %
LA2	Los Angeles	Mar 2013	21,169	8,866	83.8	83.8
SV4	San Francisco Bay	Apr 2013	14,857	12,911	74.4	37.1
CH1	Chicago	Apr 2013	20,240	5,200	28.1	28.1
NY2	New York	Dec 2013	18,103	14,417	85.0	69.5
LA2	Los Angeles	Feb 2014	33,711	9,800	4.0	2.1
NY2	New York	Mar 2014	16,484	14,540	73.4	73.4
NY2	New York	Mar 2014	18,105	14,540	65.4	14.6
Total completed pre-stabilized			**150,791**	**$ 81,145**	**52.2 %**	**40.1 %**

(1) Includes customer leases that have been signed as of December 31, 2014, but have not commenced. The percent leased is determined based on leased square feet as a proportion of total pre-stabilized NRSF.

Quarter Ended December 31, 2014

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19

Development Summary (in thousands, except NRSF data) Data Center Projects Under Construction 20 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX Held for Development(1) Costs Projects/Facilities Metropolitan Area Estimated Completion NRSF Incurred to-date Estimated Total VA2 Phase 1 (1) Northern Virginia Q1 2015 44,036 $ 76,014 $ 76,100 VA2 Phase 2 Northern Virginia Q2 2015 48,137 1,496 13,300 NY2 Phase 2 New York Q2 2015 49,050 2,266 21,330 DE1 Denver Q2 2015 1,734 711  1,500 CH1 Chicago Q3 2015 11,704 505  7,000 BO1 Boston Q4 2015 15,149 203  9,500 Total under construction  169,810 $ 81,195 $ 128,730 (1) VA2 Phase 1 is 100% leased to a single customer as of December 31, 2014. The customer lease is anticipated to commence April 1, 2015. Projects/Facilities Metropolitan Area Estimated NRSF Estimated Sellable Power (Megawatts) Estimated Incremental Costs Estimated Incremental Cost per MW Incremental Cost per NRSF New construction  Santa Clara Campus San Fransisco Bay 210,000 - 348,000 20.0 - 35.0  Secaucus, NJ New York 58,739 - 158,739 3.0 - 9.0    Incremental capacity in existing facilities  VA2 (Phases 3-4) Northern Virginia 96,274 6.0 $ 35,000 $ 5,833 $ 0.36  NY2 (Phases 3-4) New York 87,297 8.5 57,000 6,706 $ 0.65  BO1 Boston 72,501 6.0 50,000 8,333 $ 0.69  LA2 Los Angeles 199,978 14.0 75,000 5,357 $ 0.38  MI1 Miami 13,154 1.0 7,500 7,500 $ 0.57  Total incremental capacity 469,204 35.5 $ 224,500 $ 6,324 $ -    Total new construction & incremental capacity 737,943 - 975,943 58.5 - 79.5    (1) Represents data center space that may be constructed on entitled and unentitled land and incremental data center capacity that may be constructed in existing facilities. The data presented represents management's best estimate of incremental costs that may vary based on estimated NRSF and power and are subject to market conditions and build-out specifications.  2014 Quarter Ended December 31, 2014

Market Capitalization and Debt Summary (in thousands, except per share data) Market Capitalization Debt Maturities Debt Summary (1) 21 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX  Shares or Equivalents Outstanding Market Price / Liquidation Value as of December 31, 2014 Market Value Equivalents Common shares 21,757 $39.05 $ 849,611 Operating partnership units 25,361 $39.05  990,347 Liquidation value of preferred stock 4,600 $25.00  115,000 Total equity  1,954,958 Total debt  318,500 Total enterprise value $ 2,273,458 Total debt to annualized adjusted EBITDA 2.2x Total debt and preferred stock to annualized adjusted EBITDA 3.0x  Maturity Outstanding as of: Maturity Date with December 31, December 31, Instrument Rate Date Extension 2014 2013 Revolving credit facility (2) 2.17% 1/3/2017 1/3/2018 $ 218,500 $ 174,250 Senior unsecured term loan (3) 3.23% 1/31/2019 1/31/2019 100,000  - SV1 - mortgage loan N/A N/A  - 58,250 Total Debt $ 318,500 $ 232,500 Weighted average debt rate 2.50% Preferred Stock 7.25% N/A N/A 115,000 115,000 Total Debt and Preferred Stock $ 433,500 $ 347,500 Floating rate vs. fixed rate debt 67% / 33% 100% / 0% Floating rate vs. fixed rate debt and preferred stock 50% / 50% 67% / 33% (1) See the most recently filed Form 10-K and 10-Q for information on specific debt instruments. (2) The revolving credit facility interest rate is based on LIBOR at December 31, 2014, plus applicable spread. (3) Represents the effective interest rate as a result of the interest rate swap agreement associated with $100 million in 1-month LIBOR variable rate debt. 2014 Quarter Ended December 31, 2014

Interest Summary and Debt Covenants

(in thousands)

Interest Expense Components

	Three Months Ended			Year Ended	
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Interest expense and fees	$ 2,183	$ 2,105	$ 1,652	$ 8,047	$ 5,312
Amortization of deferred financing costs	420	448	446	1,897	1,739
Capitalized interest	(1,241)	(1,192)	(1,339)	(4,633)	(4,362)
Total interest expense	**$ 1,362**	**$ 1,361**	**$ 759**	**$ 5,311**	**$ 2,689**
Percent capitalized	47.7%	46.7%	63.8%	46.6%	61.9%

Debt Covenants

		Revolving Credit Facility & Senior Unsecured Term Loan				
	Required Compliance	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Fixed charge coverage ratio	Greater than 1.75x	8.4x	7.7x	7.5x	7.8x	7.2x
Total indebtedness to gross asset value	Less than 60%	17.2%	17.5%	16.4%	15.6%	15.5%
Secured debt to gross asset value	Less than 40%	0.0%	0.0%	0.0%	0.0%	3.7%
Unhedged variable rate debt to gross asset value	Less than 30%	11.6%	11.5%	10.2%	9.3%	14.9%
Facility availability		$405,000	$405,000	$405,000	$405,000	$405,000
Borrowings outstanding		(218,500)	(205,250)	(176,750)	(160,000)	(174,250)
Outstanding letters of credit		(7,330)	(7,330)	(7,330)	(8,390)	(8,390)
Current availability		**$179,170**	**$192,420**	**$220,920**	**$236,610**	**$222,360**

Quarter Ended December 31, 2014

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22

Components of Net Asset Value (NAV)

(in thousands)

Cash Net Operating Income

Reconciliation of Net Operating Income (NOI)	**Q4 2014**	**Annualized**
Operating Income	$ 12,477	$ 49,908
Adjustments:		
Depreciation and amortization	22,422	89,688
General and administrative	6,260	25,040
Transaction costs	-	-
Net Operating Income	$ 41,159	$ 164,636
Cash Net Operating Income (Cash NOI)		
Net Operating Income	$ 41,159	$ 164,636
Adjustments:		
Straight-line rent	(1,390)	(5,560)
Amortization of above and below-market leases	(118)	(472)
Cash NOI	$ 39,651	$ 158,604
Cash NOI with backlog (84.4% leased)(1)	$ 42,173	$ 168,692
Cash stabilized NOI (93% leased)	$ 46,470	$ 185,881

Development Projects

Data Center Projects Under Construction	
Construction in progress(2)	$ 81,195
Remaining spend(2)	47,535
Total	$ 128,730
Targeted annual yields	12% - 16%
Annualized pro forma NOI range	$15,450 - $20,600

Other Assets and Liabilities

Other Assets	
Remaining construction in progress(3)	$ 97,404
Cash and cash equivalents	10,662
Accounts and other receivables	10,290
Other tangible assets	24,069
Total other assets	$ 142,425
Liabilities	
Debt	$ 318,500
Accounts payable, accrued and other liabilities	84,023
Preferred equity	115,000
Total liabilities	$ 517,523
Weighted average common shares and units - diluted	47,155

(1) Cash NOI with backlog is adjusted to include one quarter of the cash backlog as of December 31, 2014, less any leasing of currently occupied NRSF and data center projects under development.
(2) Does not include spend associated with leasing commissions. See page 20 for further breakdown of data center projects under construction.
(3) Represents the book value of in progress capital projects, including land and shell building, of future NY2 and VA2 phases and other data center expansion, non-recurring investments, tenant improvements and recurring capital expenditures.

Quarter Ended December 31, 2014

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23

2015 Guidance

(in thousands, except per share amounts)

The annual guidance provided below represents forward-looking projections, which are based on current economic conditions, internal assumptions about our existing customer base and the supply and demand dynamics of the markets in which we operate. Further, the guidance does not include the impact of any future financing, investment or disposition activities. Please refer to the press release for additional information on forward-looking statements.

Projected per share and OP unit information:	**2015**				
	Low	**High**	**Mid**	**2014**	**Implied Growth[1]**
Net income attributable to common shares	$ 0.75	$ 0.85	$ 0.80	$ 0.66	21%
Real estate depreciation and amortization		1.80	1.80	1.58	
Gain on land disposal		-	-	(0.02)	
FFO	**$ 2.55**	**$ 2.65**	**$ 2.60**	**$ 2.22**	
Non-recurring items:					
Q2 benefit from real estate tax accrual true-up	-	-	-	(0.08)	
Q1 and Q2 charges for software impairment	-	-	-	0.04	
FFO - excluding non-recurring items[2]	**$ 2.55**	**$ 2.65**	**$ 2.60**	**$ 2.18**	19%
Projected operating results:					
Total operating revenues	$ 313,000	$ 323,000	$ 318,000	$ 272,420	17%
Data center revenue	305,000	315,000	310,000	264,578	17%
General and administrative expenses	30,000	32,000	31,000	27,842	11%
Adjusted EBITDA[3]	153,000	158,000	155,500	129,634	20%
Guidance drivers:					
Annual rental churn rate	6.0%	8.0%	7.0%	5.6%	
Cash rent growth on data center renewals	2.0%	5.0%	3.5%	2.9%	
Capital expenditures:					
Data center expansion	$ 65,000	$ 80,000	$ 72,500	$ 84,312	
Non-recurring investments	10,000	15,000	12,500	12,527	
Tenant improvements	5,000	10,000	7,500	4,512	
Recurring capital expenditures	5,000	10,000	7,500	4,429	
Total capital expenditures	$ 85,000	$ 115,000	$ 100,000	$ 105,780	

(1) Implied growth is based on the midpoint of 2015 guidance.

(2) 2014 FFO was adjusted to exclude non-recurring items, including a benefit from real estate tax accrual true-up and charges for software impairment.

(3) 2014 Adjusted EBITDA was reported as $133,281 and was also adjusted to exclude a $3,647 benefit from real estate tax accrual true-up.

Quarter Ended December 31, 2014

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Appendix Definitions This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO attributable to common shares and units represents FFO less preferred stock dividends declared during the period. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity, an alternative to net income, cash provided by operating activities or any other performance measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. 25 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX 2014 Quarter Ended December 31, 2014

Appendix Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: Plus: Amortization of deferred financing costs Plus: Non-cash compensation Plus: Non-real estate depreciation Plus: Impairment charges Plus: Below market debt amortization Less: Straight line rents adjustment Less: Amortization of above and below market leases Less: Recurring capital expenditures Less: Tenant improvements Less: Capitalized leasing costs AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely reported measure by other REITs, however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA - EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding our non-cash compensation expense, transaction costs and litigation expense to EBITDA as well as adjusting for the impact of impairment charges, gains or losses from sales of property and undepreciated land and gains or losses on early extinguishment of debt. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utilization as a cash flow measurement is limited. 26 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX 2014 Quarter Ended December 31, 2014

Appendix Data Center Net Rentable Square Feet (“NRSF”) Both occupied and available data center NRSF includes a factor to account for a customer’s proportionate share of required data center support space (such as the mechanical, telecommunications and utility rooms) and building common areas, which may be updated on a periodic basis to reflect the most current build-out of our properties. Stabilized and Pre-Stabilized NRSF Data center projects and facilities that recently have been developed and are in the initial lease-up phase are classified as pre-stabilized NRSF until they reach 85% occupancy or have been in service for 24 months. Pre-stabilized projects and facilities become stabilized operating properties at the earlier of achievement of 85% occupancy or 24 months after development completion and are included in the stabilized operating NRSF. Annualized Rent Monthly contractual rent under existing commenced customer leases as of quarter-end, multiplied by 12. This amount reflects total annualized base rent before any one-time or non-recurring rent abatements and excludes power revenue, interconnection revenue and operating expense reimbursement. NRSF Under Construction Represents NRSF for which substantial activities are ongoing to prepare the property for its intended use following development. The NRSF reflects managements estimate of engineering drawings and required support space and is subject to change based on final demising of space. Estimated costs of completion are based on actual costs at quarter-end and management’s estimate of remaining projects costs. NRSF Held for Development Represents incremental data center capacity that may be constructed in existing facilities and entitled land in our portfolio that requires significant capital investment in order to develop new data center facilities. In addition to entitled land, we may develop an additional 138,000 NRSF at the Santa Clara Campus and 100,000 NRSF at NY2 upon our receipt of the necessary entitlements. 27 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX 2014 Quarter Ended December 31, 2014

Appendix Turn-Key Same Store Includes turn-key data center space that was leased or available to be leased to our colocation customers as of December 31, 2013, at each of our properties, and excludes powered shell data center space, SV3 data center space, office and light-industrial space and space for which development was completed and became available to be leased after December 31, 2013. The turn-key same store space as of December 31, 2013, is 948,427 NRSF. We track same store on a computer room basis within each data center facility. Monthly Recurring Revenue per Cabinet Equivalent Represents the turn-key monthly recurring colocation revenue (“MRR”) per cabinet equivalent billed. MRR is defined as recurring contractual revenue under existing commenced customer leases. MRR per cabinet equivalent is calculated as (current quarter MRR/3) divided by ((quarter-end cabinet equivalents billed plus prior quarter-end cabinet equivalents billed)/2). Cabinet equivalents are calculated as cage-usable square feet (turn-key leased NRSF/NRSF factor) divided by 25. Data Center Leasing Metrics Rental Churn Rate – represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the GAAP annualized rent of data center expired leases terminated in the period, compared with total GAAP annualized rent at the beginning of the period. Cash and GAAP Rent Growth – represents the increase in rental rates on renewed data center leases signed during the period, as compared with the previous rental rates for the same space. Cash and GAAP rent growth is calculated based on annualized rent from the renewed data center license compared to annualized rent from the expired data center license. 28 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE COMPONENTS OF NAV 2015 GUIDANCE APPENDIX 2014 Quarter Ended December 31, 2014